Cash and cash equivalents	12 Months Ended
Dec. 31, 2020
Cash and cash equivalents
Cash and cash equivalents

9      Cash and cash equivalents

Cash and cash equivalents comprised the following:

	As of December 31,
In thousands of EUR	2019	2020
Cash at bank and in hand	52,729	238,208
Short-term deposits	117,292	66,693
Total Cash and cash equivalents	170,021	304,901

Cash at banks earns interest at floating rates based on daily bank deposit rates. Short-term deposits are made for varying periods, depending on the immediate cash requirements of the Group, and earn interest at the respective short-term deposit rates.

There is no restricted cash on cash and cash equivalents at December 31, 2020 (December 31, 2019: nil).

While cash and cash equivalents are also subject to the impairment requirements of IFRS 9, the identified expected credit loss was immaterial.